                                                                    EXHIBIT 23.1
                                                                  Conformed Copy


                         Consent of Independent Auditors


        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 29, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-48235) and related Prospectus of Del Monte Foods Company for the registration of 20,202,702 shares of its common stock.




                                                   /S/ ERNST & YOUNG LLP


San Francisco, California
May 15, 1998